EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of November 17, 2003, among PACER INTERNATIONAL, INC., a Tennessee corporation (the “Borrower”), the lenders party hereto (each, a “Lender” and, collectively, the “Lenders”), CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH and HARRIS TRUST & SAVINGS BANK, as Co-Documentation Agents (in such capacity, the “Co-Documentation Agents”), BEAR STEARNS CORPORATE LENDING INC. and CREDIT LYONNAIS NEW YORK BRANCH, as Co-Syndication Agents (in such capacity, the “Co-Syndication Agents”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent” and, together with the Co-Documentation Agents and the Co-Syndication Agents, each, an “Agent” and, collectively, the “Agents”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders from time to time party thereto, and the Agents are parties to a Credit Agreement, dated as of June 10, 2003 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I. Amendments to Credit Agreement.

1. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new clause (e) immediately following clause (d) of said Section:

“(e) New Term Loans. (A) Subject to and upon the terms and conditions set forth herein, (i) each Consenting Term Lender severally agrees to convert (the “Term Loan Conversion”), on the First Amendment Effective Date, all Term Loans of such Consenting Term Lender outstanding on the First Amendment Effective Date (immediately prior to giving effect thereto) into new term loans hereunder owing by the Borrower (each such term loan, a “Converted Term Loan” and, collectively, the “Converted Term Loans”) and (ii) each Lender with a New Term Loan Commitment severally agrees to make, on the First Amendment Effective Date, a term loan or term loans (each, an “Additional New Term Loan” and, collectively, the “Additional New Term Loans”, and, together with the Converted Term Loans, the “New Term Loans”) to the Borrower, which New Term Loans:

(i) shall be denominated in U.S. Dollars;

(ii) except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into one or more Borrowings of Base Rate Loans or Eurodollar Loans, provided that (x) except as otherwise specifically provided in Section 1.10(b), all New Term Loans made as part of the same Borrowing shall at all times consist of New Term Loans of the same Type and (y) Borrowings of New Term Loans on the First Amendment Effective Date shall be subject to the rules set forth in clause (B) of this Section 1.01(e) below; and

(iii) shall not exceed for any Lender, in initial principal amount, that amount which equals the sum of (x) the aggregate principal amount of the Term Loans, if any, made by such Lender and outstanding on the First Amendment Effective Date (immediately prior to giving effect thereto) as set forth on Schedule I hereto under the heading “Converted Term Loans” and (y) the New Term Loan Commitment of such Lender (if any) as in effect on the First Amendment Effective Date (before giving effect to any reductions thereto on such date pursuant to Section 3.03(f)).

Once repaid, New Term Loans may not be reborrowed.

(B)(i) Each Borrowing of Term Loans existing on the First Amendment Effective Date immediately prior to the Term Loan Conversion and maintained as Eurodollar Loans (each, an “Existing Term Loan Borrowing”) shall, upon the occurrence of the Term Loan Conversion, be deemed to be a new Borrowing of New Term Loans for all purposes of this Agreement, (ii) each such newly-deemed Borrowing of New Term Loans shall be subject to the same Interest Period (and Eurodollar Rate) as the Existing Term Loan Borrowing to which it relates (as if no new Borrowing had in fact occurred), (iii) Additional New Term Loans shall be initially incurred pursuant to a single Borrowing of Eurodollar Loans which shall be added to (and thereafter be deemed to constitute a part of) each such newly-deemed Borrowing of New Term Loans described in preceding subclause (i) on a pro rata basis (based on the relative sizes of the various such newly-deemed Borrowings of New Term Loans) and (iv) in connection with the Term Loan Conversion and the incurrence of Additional New Term Loans pursuant to Section 1.01(e)(A), the Administrative Agent shall (and is hereby authorized to) take all appropriate actions to ensure that all Lenders with outstanding New Term Loans (after giving effect to the Term Loan Conversion and the incurrence of Additional New Term Loans pursuant to Section l.01(e)(A)) participate in each newly-deemed Borrowing of New Term Loans on a pro rata basis (based upon their respective New Term Loan Borrowing Amounts as in effect on the First Amendment Effective Date).

(C) In connection with the Term Loan Conversion and the incurrence of Additional New Term Loans pursuant to Section 1.01(e)(A), the Lenders and the Borrower hereby agree that, notwithstanding anything to the contrary contained in this Agreement, (i) if requested by any Lender making Additional New Term Loans which “match funds”, the Borrower shall pay to such Lender such amounts necessary, as reasonably determined by such Lender, to compensate such Lender for making such Additional New Term Loans in the middle of an existing Interest Period (rather than at the beginning of the respective Interest Period, based upon the rates then applicable thereto) and (ii) the Borrower shall be obligated to pay to the respective Lenders breakage or other costs of the type referred to in Section 1.11 (if any) incurred in connection with the Term Loan Conversion and/or the actions taken pursuant to preceding clause (B) of this Section 1.01(e).

(D) On and after the First Amendment Effective Date, each Consenting Term Lender which holds a Term Note shall be entitled to surrender such Term Note to the Borrower against delivery of a New Term Note completed in conformity with Section 1.05; provided that if any such Term Note is not so surrendered, then from and after the First Amendment Effective Date such Term Note shall be deemed to evidence the Converted Term Loans into which the Term Loans theretofore evidenced by such Term Note have been converted.”

2. Section 1.04(a) of the Credit Agreement is hereby amended by deleting the parenthetical “(or, in the case of Swingline Loans, DBTCA shall make available the full amount thereof)” appearing in the first sentence of said Section and inserting the text “(or (I) in the case of Swingline Loans, DBTCA shall make available the full amount thereof and (II) in the case of Additional New Term Loans, each Lender with a New Term Loan Commitment will make available an amount thereof equal to its New Term Loan Commitment on the First Amendment Effective Date)” in lieu thereof.

3. Section 1.05(a) of the Credit Agreement is hereby amended by (i) inserting the text “, (iii) if New Term Loans, by a promissory note substantially in the form of Exhibit B-4, with blanks appropriately completed in conformity therewith (each, a “New Term Note” and, collectively, the “New Term Notes”),” immediately after the end of clause (ii) of said Section and (ii) redesignating clause (iii) of said Section as clause (iv).

4. Section 1.05 of the Credit Agreement is hereby further amended by inserting the following new clause (g) immediately following clause (f) of said Section:

“(g) The New Term Note issued to each Lender shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender or its registered assigns and be dated the date of issuance thereof, (iii) be in a stated principal amount (expressed in U.S. Dollars) equal to the sum of the New Term Loan Commitment of such Lender on the First Amendment Effective Date before giving effect to any reductions thereto on such date plus the aggregate principal amount of all Converted Term Loans of such Lender on the First Amendment Effective Date (or, in the case of any New Term Note issued after the First Amendment Effective Date, in a stated principal amount equal to the outstanding principal amount of the New Term Loans of such Lender on the date of issuance thereof) and be payable in the principal amount of New Term Loans evidenced thereby from time to time, (iv) mature on the New Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.”.

5. Section 1.07 of the Credit Agreement is hereby amended by (i) deleting the text “Term Loans” in said Section and inserting the text “New Term Loans” in lieu thereof and (ii) inserting the text “, New Term Loan Borrowing Amounts” immediately after the text “Term Loan Commitments” appearing in said Section.

6. Section 1.09 of the Credit Agreement is hereby amended by (i) deleting the text “and” appearing after the text “Section 1.01(a)(iii)” and inserting a comma in lieu thereof, (ii) inserting the text “and 1.01(e)(ii)” immediately following the text “1.01(b)(ii)” and (iii) deleting each instance of the text “Term Loans” appearing in subclause (vii) of said Section and inserting the text “New Term Loans” in lieu thereof.

7. Section 1.13 of the Credit Agreement is hereby amended by deleting the text “Term Loans” in each instance where it appears in said Section and inserting the text “New Term Loans” in lieu thereof.

8. Section 3.02(b) of the Credit Agreement is hereby amended by deleting the text “Term Loans” in each instance where it appears in said Section and inserting the text “New Term Loans” in lieu thereof.

9. Section 3.03 of the Credit Agreement is hereby amended by (i) inserting the text “; provided, however, that the Total New Term Loan Commitment shall terminate on November 24, 2003, unless the First Amendment Effective Date has occurred on or before such date” immediately preceding the period at the end of clause (a) of said Section, (ii) inserting the text “, the Total New Term Loan Commitment” immediately after the text “Total Term Loan Commitment” appearing in clause (e) of said Section, (iii) inserting the text “, the New Term Loan Commitment” immediately after the text “the Term Loan Commitment” appearing in clause (e) of said Section and (iv) inserting the following new clause (f) immediately following clause (e) of said Section:

“(f) The Total New Term Loan Commitment shall terminate in its entirety on the First Amendment Effective Date (immediately after giving effect to the incurrence of Additional New Term Loans on such date).”.

10. Section 4.01 of the Credit Agreement is hereby amended by deleting the text “Term Loans” in each instance where it appears in said Section and inserting the text “New Term Loans” in lieu thereof.

11. Section 4.02(b) of the Credit Agreement is hereby replaced in its entirety with the following:

“(b) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, the Borrower shall be required to repay that principal amount of New Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(h), a “Scheduled Repayment”):

Scheduled Repayment Date	Amount
June 30, 2005	$2,000,000
September 30, 2005	$6,250,000
December 31, 2005	$6,250,000

March 31, 2006	$6,250,000
June 30, 2006	$6,250,000
September 30, 2006	$6,250,000
December 31, 2006	$6,250,000

March 31, 2007	$6,250,000
June 30, 2007	$6,250,000
September 30, 2007	$6,250,000
December 31, 2007	$6,250,000

March 31, 2008	$6,250,000
June 30, 2008	$6,250,000
September 30, 2008	$6,250,000
December 31, 2008	$6,250,000

March 31, 2009	$6,250,000
June 30, 2009	$6,250,000
September 30, 2009	$6,250,000
December 31, 2009	$6,250,000

March 31, 2010	$6,250,000
New Term Loan Maturity Date	$101,250,000	”.

12. Notwithstanding anything to the contrary contained in Section 4.02(d) of the Credit Agreement or elsewhere in the Credit Agreement, the proceeds of all Additional New Term Loans shall be applied on the First Amendment Effective Date (as defined below) exclusively to repay in full all outstanding Term Loans of Non-Consenting Term Lenders.

13. Section 4.02(h) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(h) Each amount required to be applied pursuant to Sections 4.02(c), (d), (e), (f) and (g) in accordance with this Section 4.02(h) shall be applied (i) first, to repay the outstanding principal amount of New Term Loans and (ii) second, to the extent in excess of the amounts required to be applied pursuant to preceding subclause (i), to reduce the Total Revolving Loan Commitment (it being understood and agreed that (x) the amount of any reduction to the Total

Revolving Loan Commitment as provided in preceding subclause (ii) shall be deemed to be an application of proceeds for purposes of this Section 4.02(h) even though cash is not actually applied, (y) any cash received by the Borrower or such Subsidiary in connection with the event giving rise to such reduction will be retained by such Person except to the extent that such cash is otherwise required to be applied as provided in Section 4.02(a) as a result of any reduction to the Total Revolving Loan Commitment and (z) such reduction shall be made in accordance with Section 3.03(e)). All repayments of outstanding New Term Loans pursuant to Sections 4.02(c), (d), (e), (f) or (g) shall be applied to reduce the then remaining Scheduled Repayments of New Term Loans on a pro rata basis (based upon the then remaining Scheduled Repayments after giving effect to all prior reductions thereto).”

14. Section 7.05(a) of the Credit Agreement is hereby amended by inserting the following new sentence at the end of said Section:

“All proceeds of the Additional New Term Loans shall be used on the First Amendment Effective Date to repay outstanding Term Loans of Non-Consenting Term Lenders (if any).”

15. Sections 8.01(j), 9.02(d), 9.02(k), 9.02(m), 9.11(c) and 9.11(d) of the Credit Agreement are hereby amended by deleting the text “Term Loans” in each instance in which it appears in said Sections and inserting the text “New Term Loans” in lieu thereof.

16. The definitions of “Minimum Borrowing Amount”, “Net Cash Proceeds”, and “Tranche” appearing in Section 11 of the Credit Agreement are hereby amended by deleting the text “Term Loans” in each instance in which it appears in said definitions and inserting the text “New Term Loans” in lieu thereof.

17. The definition of “Adjusted Excess Cash Flow” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “or a Scheduled Repayment (as defined in this Agreement as in effect immediately prior to the First Amendment Effective Date) under Section 4.02(b) (as such Section is in effect immediately prior to the First Amendment Effective Date)” immediately after the text “4.02(b)” appearing in said definition.

18. The definition of “Applicable Margin” appearing in Section 11 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Applicable Margin” initially shall mean a percentage per annum equal to (A) (i) in the case of Revolving Loans maintained as (x) Base Rate Loans, 2.25% and (y) Eurodollar Loans, 3.25% and (ii) in the case of Swingline Loans, 2.25% and (B) in the case of New Term Loans maintained as (x) Base Rate Loans, 1.75% and (y) Eurodollar Loans, 2.75%. From and after each day of delivery of any certificate delivered in accordance with the first sentence of the following paragraph indicating a different margin for a given eligible Tranche of Loans than that described in the immediately preceding sentence (each, a “Start Date”) to and including the applicable End Date described below, the Applicable Margin for such Tranche of Loans shall (subject to any adjustment pursuant to the immediately succeeding paragraph) be that set forth below opposite the Total Leverage Ratio indicated to have been achieved in any certificate delivered in accordance with the following sentence:

Total Leverage Ratio	Revolving Loan Eurodollar Margin	Revolving Loan / Swingline Loan Base Rate Margin	New Term Loan Eurodollar Margin	New Term Loan Base Rate Margin
Equal to or greater than 2.25:1.0 but less than 2.5:1.0	3.00%	2.00%	N/A	N/A
Equal to or greater than 2.0:1.0 but less than 2.25:1.0	3.00%	2.00%	2.50%	1.50%
Equal to or greater than 1.5:1.0 but less than 2.0:1.0	2.75%	1.75%	2.50%	1.50%
Equal to or greater than 1.0:1.0 but less than 1.5:1.0	2.50%	1.50%	2.50%	1.50%
Less than 1.0:1.0	2.25%	1.25%	2.50%	1.50%

The Total Leverage Ratio shall be determined based on the delivery of a certificate of the Borrower by an Authorized Officer of the Borrower to the Administrative Agent (with a copy to be sent by the Administrative Agent to each Lender), within 45 days of the last day of any fiscal quarter of the Borrower, which certificate shall set forth the calculation of the Total Leverage Ratio as at the last day of the Test Period ended immediately prior to the relevant Start Date (but determined on a Pro Forma Basis to give effect to any Permitted Acquisition or Subsidiary Redesignation effected on or prior to the date of the delivery of such certificate) and the Applicable Margins for a given eligible Tranche of Loans which shall be thereafter applicable (until same are changed or cease to apply in accordance with the following sentences); provided that at the time of the consummation of any Permitted Acquisition or Subsidiary Redesignation or any issuance of Permitted Debt or Disqualified Preferred Stock, an Authorized Officer of the Borrower shall deliver to the Administrative Agent a certificate setting forth the calculation of the Total Leverage Ratio on a Pro Forma Basis as of the last day of the last Calculation Period ended prior to the date on which such Permitted Acquisition or Subsidiary Redesignation is consummated or such Permitted Debt or Disqualified Preferred Stock is/are issued for which financial statements have been made available (or were required to be made available) pursuant to Section 8.01(b) or (c), as the case may be, and the date of such consummation shall be deemed to be a Start Date and the Applicable Margins for each eligible Tranche of Loans which shall be thereafter applicable (until same are changed or cease to apply in accordance with the following sentence) shall be based upon the Total Leverage Ratio as so calculated. The Applicable Margins for each eligible Tranche of Loans as so determined shall apply, except as set forth in the succeeding sentence, from the relevant Start Date to the earliest of (x) the date on which the next certificate is delivered to the Administrative Agent, (y) the date on which the next Permitted Acquisition or Subsidiary Redesignation is consummated or Permitted Debt or Disqualified Preferred Stock is/are issued or (z) the date which is 45 days following the last day of the Test Period in which the previous Start Date occurred (such earliest date, the “End Date”), at which time, if no certificate has been delivered to the Administrative Agent indicating an entitlement to new Applicable Margins for the respective eligible Tranche of Loans (and thus commencing a new Start Date), the Applicable Margins for such Tranche of Loans shall be those set forth in the first sentence of this definition (such Applicable Margins as so determined, the “Highest Applicable Margins”). Notwithstanding anything to the contrary contained above in this definition, (i) the Applicable Margins for each Tranche of Loans shall be the Highest Applicable Margins (x) at all times during which there shall exist any Default or Event of Default and (y) prior to the date of delivery of the financial statements pursuant to Section 8.01(c) for the fiscal quarter of the Borrower ended closest to September 30, 2003 and (ii) unless a Default or Event of Default exists (in which case the Applicable Margin set forth in the first sentence of this definition shall apply), upon the receipt by the Borrower of the Applicable Credit Rating (and for so long as the Applicable Credit Rating is in effect), the Applicable Margin with respect to New Term Loans maintained as (I) Base Rate Loans, shall be 1.50% and (II) Eurodollar Loans, shall be 2.50%.”

19. The definition of “Borrowing” appearing in Section 11 of the Credit Agreement is hereby amended by (i) inserting the text “(x)” immediately after the text “provided, that” appearing in said definition and (ii) inserting the text “and (y) the term “Borrowing” shall include the consolidated “borrowing” of New Term Loans pursuant to the simultaneous conversion of Term Loans and the incurrence of Additional New Term Loans on the First Amendment Effective Date on the terms provided in Section 1.01(e)” immediately prior to the period appearing at the end of said definition.

20. The definition of “Commitment” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “, New Term Loan Commitment” immediately after the text “Term Loan Commitment” appearing in said definition.

21. The definition of “Loan” appearing in Section 11 of the Credit Agreement is hereby amended by deleting the text “Term Loan” appearing in said definition and inserting the text “New Term Loan” in lieu thereof.

22. The definition of “Maturity Date” appearing in Section 11 of the Credit Agreement is hereby amended by deleting the text “Term Loan Maturity Date” appearing in said definition and inserting the text “New Term Loan Maturity Date” in lieu thereof.

23. The definition of “Note” appearing in Section 11 of the Credit Agreement is hereby amended by deleting the text “Term Note” appearing in said definition and inserting the text “New Term Note” in lieu thereof.

24. The definition of “Qualified Preferred Stock” appearing in Section 11 of the Credit Agreement is hereby amended by deleting the text “Term Loan Maturity Date” appearing in said definition and inserting the text “New Term Loan Maturity Date” in lieu thereof.

25. The definition of “Required Lenders” appearing Section 11 of the Credit Agreement is hereby amended by (i) inserting the text “, New Term Loans” immediately preceding the text “and Revolving Loan Commitments” appearing in said definition and (ii) inserting the text “and New Term Loans” immediately preceding the reference to “Non-Defaulting Lenders” appearing in clause (i) of said definition.

26. Section 11 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

“Additional New Term Loans” shall have the meaning provided in Section 1.01(e).

“Applicable Credit Rating” shall mean the Borrower has received a long-term senior secured debt rating of both (x) BB- or better from S&P and (y) Ba3 or better from Moody’s, it being understood and agreed that (I) if (a) the rating system of Moody’s and/or S&P shall change, or (b) if any such rating agency shall cease to be in the business of rating corporate debt obligations, or (c) if both Moody’s and S&P shall fail to have a rating outstanding (other than by reason of the circumstances referred to in clause (II) below), the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the applicable rating shall be determined by reference to the ratings most recently in effect prior to such change or cessation and (II) if either S&P or Moody’s fails to have outstanding at any time a rating due to the failure by the Borrower to provide requested information to, or otherwise to fully cooperate with, such rating agency in establishing a rating, the Applicable Credit Rating shall not have been achieved, provided that (x) in the event no ratings are outstanding pursuant to clause (I)(c) above (and clause (II) above is not applicable), and (y) the Borrower and the Lenders are unable through good faith negotiations to amend this definition to reflect the unavailability of ratings from such rating agencies within 45 days of such ratings ceasing to be available, then the Applicable Credit Rating shall not have been achieved.

“Consenting Term Lender” shall mean each Lender holding outstanding Term Loans that has theretofore executed and delivered a counterpart of the First Amendment to the Administrative Agent on or prior to 5:00 P.M. (New York time) on the later to occur of November 17, 2003 or the First Amendment Effective Date.

“Converted Term Loans” shall have the meaning provided in Section 1.01(e).

“Existing Term Loan Borrowing” shall have the meaning provided in Section 1.01(e).

“First Amendment” shall mean the First Amendment to Credit Agreement, dated as of November 17, 2003.

“First Amendment Effective Date” shall have the meaning provided in the First Amendment.

“New Term Loan” shall have the meaning provided in Section 1.01(e).

“New Term Loan Borrowing Amount” shall mean, with respect to each Lender, the amount set forth opposite such Lender’s name in Schedule I directly below the column entitled “New Term Loan Borrowing Amount”, as the same may be (x) reduced from time to time as a result of prepayments and repayments pursuant to Section 4.01, 4.02 and/or 10 or (y) adjusted from time to time as a result of assignments of New Term Loans to or from such Lender pursuant to Section 1.13 or 13.04(b).

“New Term Loan Commitment” shall mean, with respect to each Lender, the amount set forth opposite such Lender’s name in Schedule I directly below the column entitled “New Term Loan Commitment,” as the same may be reduced or terminated pursuant to Section 3.03 and/or 10 or otherwise modified pursuant to Section 1.13 and/or 13.04(b).

“New Term Loan Maturity Date” shall mean June 10, 2010.

“New Term Note” shall have the meaning provided in Section 1.05(a).

“Non-Consenting Term Lender” shall mean each Lender that is not a Consenting Term Lender.

“Term Loan Conversion” shall have the meaning provided in Section 1.01(e).

“Total New Term Loan Commitment” shall mean, at any time, the sum of the New Term Loan Commitments of each of the Lenders at such time.

27. Section 13.04(b) of the Credit Agreement is hereby amended by deleting the text “Term Loans” in each instance where it appears in said Section and inserting the text “New Term Loans” in lieu thereof.

28. Exhibit A-1 to the Credit Agreement is hereby amended by deleting the text “[Term Loans]” appearing in said Exhibit and inserting the text “[New Term Loans]” in lieu thereof.

29. The Credit Agreement is hereby further amended by adding Exhibit B-4 thereto in the form of Exhibit B-4 attached hereto.

30. Exhibit K to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Exhibit K in the form of Exhibit K attached hereto.

31. Schedule I to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Schedule I in the form of Schedule I attached hereto.

II. Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the First Amendment Effective Date after giving effect to this First Amendment, (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date) and (iii) concurrently with the effectiveness of this First Amendment, the proceeds of the Additional New Term Loans shall be immediately applied by the Borrower to repay all outstanding Term Loans of Non-Consenting Term Lenders (if any).

2. This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i) the Borrower, each other Credit Party, Lenders constituting the Required Lenders, and each Lender with a New Term Loan Commitment and/or converting Term Loans into Converted Term Loans pursuant to the Term Loan Conversion shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip (facsimile number 212-354-8113);

(ii) there shall have been delivered to the Administrative Agent for the account of each Consenting Term Lender and each Lender with a New Term Loan Commitment which has requested same, an appropriate New Term Note executed by the Borrower in each case in the amount, maturity and otherwise as provided in the Credit Agreement; and

(iii) (x) all accrued and unpaid interest on all Term Loans shall have been paid in full (regardless of whether or not the Credit Agreement otherwise requires a payment of such interest at such time), (y) all fees, costs and expenses with respect to the Term Loans shall have been paid in full and (z) the principal of all outstanding Term Loans of Non-Consenting Term Lenders shall have been repaid in full; and

(iv) there shall have been delivered to Administrative Agent copies of resolutions of the board of directors of each Credit Party approving and authorizing the execution, delivery and performance of this First Amendment and the Credit Documents as amended by this First Amendment, certified as of the First Amendment Effective Date by the corporate secretary or an assistant secretary of such Credit Party as being in full force and effect without modification or amendment;

provided however that in the event that the requirements of clause (iv) of this Section 5 are not satisfied on the date that all of the other conditions set forth in this Section 5 shall have been satisfied, this First Amendment shall nevertheless be deemed to have become effective and the First Amendment Effective Date shall be deemed to have occurred, provided that the Borrower shall cause each such Credit Party to deliver the resolutions referred to in clause (iv) of this Section 5 which were not delivered to the Administrative Agent on the First Amendment Effective Date within 15 calendar days following the First Amendment Effective Date. Any failure to comply with the provisions of the immediately preceding proviso by a Credit Party shall be deemed to be an Event of Default for all purposes of the Credit Agreement.

6. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans (including, without limitation, the New Term Loans) shall be fully guaranteed pursuant to the Subsidiaries Guaranty in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Security Documents.

7. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

*        *        *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

PACER INTERNATIONAL, INC.

By:	/s/ LC Yarberry
Name: LC Yarberry
Title: EVP

DEUTSCHE BANK TRUST COMPANY AMERICAS,
Individually and as Administrative Agent

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

PACER INTERNATIONAL, INC.

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
Individually and as Administrative Agent

By:	/s/ MARGUERITE SUTTON
Name: Marguerite Sutton
Title: Vice President

Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing First Amendment, hereby consents to the entering into of the First Amendment and agrees to the provisions thereof (including, without limitation, Part II, Section 6 thereof).

CONEX GLOBAL LOGISTICS SERVICES, INC.
PACER CARTAGE, INC.
PACER GLOBAL LOGISTICS, INC.
RF INTERNATIONAL, LTD.
PACIFIC MOTOR TRANSPORT COMPANY
INTERMODAL CONTAINER SERVICE, INC.
MANUFACTURERS CONSOLIDATION SERVICE OF CANADA, INC.
OCEAN WORLD LINES, INC.
S&H LEASING, INC.
S&H TRANSPORT, INC.

By:	/s/ LC Yarberry

Name: LC Yarberry
Title: EVP